UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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Laboratory Corporation of America Holdings

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 13, 2020.
LABORATORY CORPORATION OF AMERICA HOLDINGS
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 25, 2020
Date: May 13, 2020 Time: 9:00 A.M. EDT
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/LH2020
The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/LH2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).
LABORATORY CORPORATION OF AMERICA HOLDINGS 358 SOUTH MAIN STREET
BURLINGTON, NC 27215
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See proxy the materials reverse and side voting of this instructions notice to obtain .
D05646-P36519

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
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1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2020 to facilitate timely delivery.
How To Vote Please Choose One of the Following Voting Methods
Vote By Internet: Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting:
Go to www.virtualshareholdermeeting.com/LH2020. Have the information that is printed in the box marked by the arrowï§XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote By Telephone: Go to www.proxyvote.com to view the materials and to obtain the telephone number to call. Have information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
D05647-P36519

The Board of Directors recommends you vote FOR each of the Nominees listed in the following proposal:
1. Election of the members of the Company’s Board of Directors.
Nominees:
1a. Kerrii B. Anderson
1b. Jean-Luc Bélingard
1c. Jeffrey A. Davis
1d. D. Gary Gilliland, M.D., Ph.D.
1e. Garheng Kong, M.D., Ph.D.
1f. Peter M. Neupert
1g. Richelle P. Parham
1h. Adam H. Schechter
1i. R. Sanders Williams, M.D.
The Board of Directors recommends you vote FOR
the following proposals:
2. To approve, by non-binding vote, executive compensation.
3. Ratification of the appointment of PricewaterhouseCoopers LLP as Laboratory Corporation of America Holdings’ independent registered public accounting firm for 2020.
The Board of Directors recommends you vote
AGAINST the following proposal:
4. Shareholder proposal seeking the power for shareholders of 10% or more of our common stock to call a special shareholder meeting.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
D05648-P36519

D05649-P36519